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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549




                                  FORM 8-A/A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934






                                  SPR, INC.
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            (Exact Name of Registrant as Specified in its Charter)


               Delaware                                  36-3932665
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)



2015 Spring Road, Suite 750, Oak Brook, Illinois                      60521
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  (Address of principal executive offices)                         (zip code)



If this Form relates to the             If this Form relates to the registration
registration of a class of debt         of a class of debt securities and is to
securities and is effective upon        become effective simultaneously with
filing pursuant to General              the effectiveness of a concurrent
Instruction A(c))(1), please            registration statement under the
check the following box. / /            Securities Act of 1933 pursuant to
                                        General Instruction A(c)(2) please
                                        check the following box. / /


Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act:


                         Common Stock, $0.01 par value
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                               (Title of Class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        Reference is made to the section "Description of Capital Stock" of the Registrant's Prospectus, constituting a part of the Registration Statement on Form S-1, Registration No. 333-16421 filed on November 19, 1996, as amended by Amendment No. 1 filed on January 8, 1997 and Amendment No. 2 filed on February 4, 1997 by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which is incorporated herein by reference.

ITEM 2.  EXHIBITS.

        The securities described herein have been approved for listing on the Nasdaq National Market, and are being registered pursuant to Section 12(g) of the Act. Accordingly, the following exhibits required in accordance with Part I to the Instructions as to Exhibits on Form 8-A are being duly filed with the Commission and The Nasdaq Stock Market, Inc.:

        1. Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (File No. 333-16421)).

        2. By-Laws (Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File No. 333-16421)).


        3. Specimen certificate of the security being registered (Incorporated by reference to Exhibit 4.1 to Registrant's Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-16421)).


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                                  SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

February 6, 1997

                                        SPR INC.



                                        By:  /s/ STEPHEN T. GAMBILL
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                                             Stephen T. Gambill
                                             Chief Financial Officer